Exhibit 99.1

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Zunsemetinib (ATI-450) Phase 2b Rheumatoid Arthritis Trial Top-line Results November 13, 2023 EMPOWERING PATIENTS THROUGH KINOME INNOVATION

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Cautionary Note Regarding Forward-Looking Statements 2 Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “intend,” “anticipate,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding the future development of Aclaris’ drug candidates, including the timing of reporting results from trials for its drug candidates. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2022, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Trial Design



Screening Period
Up to 28 days
Treatment Period
12 weeks
Follow-up Period
30 days
Patients with moderate to severe RA
R
1:1:1
ATI 450 (20 mg BID) + MTX
n=84
ATI 450 (50 mg BID) + MTX
n=83
Placebo (BID) + MTX
n=84
Off Treatment Follow up

Assessment	Baseline	Week 1	Week 2	Week 4	Week 6	Week 8	Week 12
Tender and Swollen Joint Count	X	X	X	X	X	X	X
Patient Global Assessment	X	X	X	X	X	X	X
Physician Global Assessment	X	X	X	X	X	X	X
Patient pain, HAQ-DI	X			X		X	X
hsCRP	X	X	X	X	X	X	X
Pharmacodynamics (PD)	X			X		X	X

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

3

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Patient Disposition: Treatment Arms Were Nearly Equal At Randomization with Higher Discontinuation Rate in Active Arms 4 Screened: 428 Randomized: 251 Placebo 84 ATI-450 20 mg 83 ATI-450 50 mg 84 Completed Treatment 76 (90.5%) Completed Treatment 69 (83.1%) Completed Treatment 62 (73.8%) Early Treatment Discontinuation: 8 (9.5%) Early Treatment Discontinuation: 14 (16.9%) Early Treatment Discontinuation: 22 (26.2%) Planned Completers: 204 (85% of 240) Actual Completers: 207 (82.5% of 251)

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Demographics: Arms Were Generally Balanced and Similar to Comparable Studies 5 Parameter Placebo BID (N=84) ATI-450 20 mg BID (N=83) ATI-450 50 mg BID (N=84) Age (mean) 55.5 55.9 55.8 Sex Male Female 14.3% 85.7% 25.3% 74.7% 23.8% 76.2% Race: White Black 89.3% 3.6% 91.6% 3.6% 86.9% 2.4% Weight (kg, Mean) 76.6 77.0 76.3 Height (cm, Mean) 164.3 166.1 165.9 BMI (Mean) 28.1 27.8 27.7

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Baseline Disease Characteristics Were Generally Balanced Across Treatment Arms and Generally Similar to Comparable Studies 6 Parameter Placebo BID (N=84) ATI-450 20 mg BID (N=83) ATI-450 50 mg BID (N=84) Duration of RA (years) 7.8 8.0 6.9 Tender Joint Count (out of 68) 20 19 20 Swollen Joint Count (out of 66) 14 14 12 hsCRP 7.8 9.6 13.3 DAS28-CRP 5.4 5.4 5.5 HAQ Disability Index 1.4 1.4 1.4 Pain VAS 64.4 66.2 64.2 Patient Global VAS 66.1 66.5 65.1 Physicians' Global VAS 65.9 65.7 62.3 DAS28-CRP (Moderate/Severe) 32% / 67% 32% / 68% 36% / 64% Rheumatoid Factor or anti-CCP Positive 88% 89% 89% Prior Biologic or JAKi treatment 20% 20% 21%

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) High Discontinuation Rate with ATI-450 at the 50 mg Dose was Mainly Due to Adverse Events and Withdrawal of Consent 7 Reason Placebo N = 84 ATI-450 20 mg N = 83 ATI-450 50 mg N = 84 All Causes 8 (9.5%) 14 (16.9%) 22 (26.2%) Adverse Events 1 (1.2%) 5 (6.0%) 10 (11.9%) Withdrawal of Consent 1 (1.2%) 5 (6.0%) 9 (10.7%) Lack of Efficacy 5 (6.0%) 1 (1.2%) 0 Lost to Follow up 0 2 (2.4%) 2 (2.4%) Other 1 (1.2%) 1 (1.2%) 0 Non-Compliance 0 0 1 (1.2%)

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Primary and Key Secondary Efficacy Endpoints at Week 12 Failed to Differentiate from Placebo -10 0 10 20 30 40 50 60 70 Placebo ATI-450 20mg ATI-450 50mg ACR 20 % at Week 12 DAS28-CRP Change from Baseline to Week 12 ACR 70 % at Week 12 ACR 50 % at Week 12 8 Bars represent 95% Confidence Intervals

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Overall Summary of Adverse Events (AE): More Treatment Emergent Adverse Events (TEAE) and Discontinuations Due to AEs with Increasing Dose Most TEAEs were Mild or Moderate 9 Placebo (N=83) ATI-450 20 mg (N=82) ATI-450 50 mg (N=85) Patients with any TEAE 24 (28.9%) 34 (41.5%) 44 (51.8%) Patients with any Serious TEAE 1 (1.2%) 0 3 (3.5%) Patients with any Mild TEAE 17 (20.5%) 21 (25.6%) 31 (36.5%) Patients with any Moderate TEAE 10 (12.0%) 16 (19.5%) 21 (24.7%) Patients with any Severe TEAE 1 (1.2%) 1 (1.2%) 3 (3.5%) Patients with any Related TEAE 7 (8.4%) 14 (17.1%) 24 (28.2%) Patients with any TEAE Leading to Discontinuation of Study Drug 1 (1.2%) 5 (6.1%) 10 (11.8%) Patients with any Related TEAE Leading to Discontinuation of Study Drug 1 (1.2%) 4 (4.9%) 8 (9.4%)

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) TEAEs Occurring in ≥ 2 Patients in 50 mg arm by Preferred Term Most common TEAEs on 50 mg are Nausea, Nasopharyngitis, CK increased, and Diarrhea 10 Preferred Term Placebo BID ATI-450 20 mg BID ATI-450 50 mg BID Nausea 1(1.2%) 2(2.4%) 4(4.7%) Nasopharyngitis 3(3.6%) 2(2.4%) 3(3.5%) Creatine phosphokinase increased 1(1.2%) 2(2.4%) 3(3.5%) Diarrhea 1(1.2%) 1(1.2%) 3(3.5%) Upper respiratory tract infection 1(1.2%) 5(6.1%) 2(2.4%) Urinary tract infection 1(1.2%) 2(2.4%) 2(2.4%) Abdominal pain upper 0 2(2.4%) 2(2.4%) Arthralgia 1(1.2%) 1(1.2%) 2(2.4%) Alanine aminotransferase increased 1(1.2%) 0 2(2.4%) Aspartate aminotransferase increased 1(1.2%) 0 2(2.4%) Headache 1(1.2%) 0 2(2.4%) Rash 0 1(1.2%) 2(2.4%) Vomiting 0 1(1.2%) 2(2.4%) Acne 0 0 2(2.4%) Aphthous ulcer 0 0 2(2.4%) Bronchitis 0 0 2(2.4%) Influenza 0 0 2(2.4%) Palpitations 0 0 2(2.4%) Tremor 0 0 2(2.4%) Vertigo 0 0 2(2.4%)

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) ATI-450 Plasma Concentrations 11 Mean ATI-450 Plasma Concentration 50 mg BID (ng/mL) Co-Med Day 1 2h postdose Day 7/8 predose Day 7/8 2h postdose Day 84/85 predose Day 84/85 2h postdose Healthy Volunteers - 178 88 200 - - RA-201 patients MTX 226 164 - 125 293 HS-201 patients - 148 102 208 104 242 RA-202 patients MTX 179 101 242 80 245

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Preliminary Exploratory Pharmacodynamic Analysis 12 TNFa • Data calculated as percent Day 1 pre-dose by subject. Healthy donor levels expressed as percent of RA patient pre-dose levels • An ATI-450 dependent, durable inhibition of the proinflammatory markers TNFa, IL8 and MIP1b was observed at both the 20 mg BID and 50 mg BID doses relative to placebo • The IL1RA (anti-inflammatory cytokine) and IL6 were not inhibited at either dose (not shown) IL8 MIP1b

Summary of Results and Conclusions

- **Efficacy: ATI-450 20 mg BID and 50 mg BID did not differentiate from placebo in ACR20 and other measures**
  - Efficacy of ATI-450 20 mg BID, 50 mg BID and placebo were generally very similar at week 12 on all measures
  - Placebo response at higher end of the expected range
- **Safety: No meaningful safety findings**
  - More discontinuations due to AEs on ATI-450 (especially 50 mg BID) than placebo, although reasons are diverse
- **PK and PD**
  - PK dose proportional with exposure similar to HS-201 and healthy volunteer studies, while a little lower than RA-201
  - Proinflammatory PD biomarkers (TNFα, IL8 and MIP1β) performed as expected at both 20 and 50 mg BID relative to placebo while IL6 and the anti-inflammatory cytokine IL1RA were not inhibited at either dose

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© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Phase 2b Trial of ATI-1777 in Atopic Dermatitis Results Expected Around Year End 2023 14 Primary endpoint: % change from baseline to week 4 in EASI Secondaries include: • EASI-50, -75, -90 • % achieving IGA-TS • % change BSA • Change in vIGA • PP-NRS • PGIC • POEM • DLQI and CDLQI Unique spray on solution • ATI-1777: 0.5% BID, 1% BID, 2% BID, and 2% once daily • Vehicle: a BID and once-daily arm Phase 2b Multicenter, Randomized, Double-blind, Vehicle-controlled, Parallel-group Study to Determine the Safety, Tolerability, PK, and Efficacy of ATI-1777 in Patients 12-65 Years Old with Mild-Severe AD

© Copyright 2023 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) Drug Development Pipeline Fueled by the KINect® Platform Discovery Engine 15 * This is an investigator-initiated Phase 1a trial in patients with advanced solid tumor malignancies sponsored by Washington University. As of September 30, 2023, Aclaris had aggregate cash, cash equivalents and marketable securities of $187.0 million Drug Candidate / Program Target Route of Administration Indication Development Phase Immuno-Inflammatory Diseases ATI-1777 “Soft” JAK 1/3 inhibitor Topical Atopic dermatitis (mild to severe) Phase 2b ATI-2138 ITK/JAK3 inhibitor Oral T cell-mediated autoimmune diseases Phase 2 Ready Oncology ATI-2231 MK2 inhibitor Oral Metastatic breast cancer Phase 1a* Pancreatic cancer